TRANSACCUMULATOR? VUL

A Flexible Premium Variable Universal Life Insurance Policy

Issued By Transamerica Life Insurance Company

Supplement Dated January 1, 2009
to the
Prospectus Dated October 1, 2008

This supplement contains additional information and should be read and maintained with the prospectus identified above.

Beginning January 1, 2009, state insurance laws and federal income tax law require that the calculation of minimum cash values and nonforfeiture benefits for life insurance policies issued by insurers doing business in the United States be based on the 2001 Commissioners’ Standard Ordinary (CSO) mortality tables. Therefore, life insurance policies with policy dates on and after January 1, 2009, or policies applied for after December 31, 2008 regardless of policy date, will be required to use the 2001 CSO tables to calculate minimum cash values and nonforfeiture benefits.

The TransAccumulator VUL policy uses the 1980 CSO tables as the basis of computation of policy values. Sales of the policy after 2008 can only be made using a version of the policy that uses the 2001 CSO tables to compute minimum cash values and nonforfeiture benefits. This new version of the TransAccumulator VUL policy will be named “TransAccumulator VUL II.” This supplement specifies the changes that will be made to the policy based on the change to the 2001 CSO tables. Generally, the changes will be limited to those necessary to comply with the new CSO tables. We are not introducing new benefits or features.

Note: The TransAccumulator VUL policy (which uses the 1980 CSO tables in the computation of values) will be issued if we approve the application and further provided that (a) the formal, final application for the policy was signed before January 1, 2009 and received by us at our Administrative Office not later than January 15, 2009; (b) the Owner accepts that the Policy Date will be no later than December 28, 2008; and (c) the Owner does not request, prior to the date the policy is issued, that a TransAccumulator VUL II policy be issued instead.

The changes from the TransAccumulator VUL policy that will be reflected in the TransAccumulator VUL II policy are set forth below. All page references are to the policy prospectus, unless otherwise indicated.

Type of Change	Description of Change	Page References
Basis of computation of policy values

Calculations of the minimum cash values and nonforfeiture benefits are based on the 2001 Commissioners Standard Ordinary Smoker or Nonsmoker Mortality Tables for males or females, age nearest birthday. Maximum monthly deduction rates are based on the 2001 Commissioners Standard Ordinary Composite (unismoker) Mortality Tables for males or females, age nearest birthday.  Deaths are assumed to occur at the end of the policy year.

Page 72

Policy anniversary through which monthly deductions may be taken.

On a guaranteed basis, monthly deduction rates per $1,000 of net amount at risk will be taken up to policy anniversary nearest age 111.

Affects base policy and layers, as well as Supplemental Adjustable Life Insurance Rider (SALIR) and rider layers.

All other components of monthly deductions stop at policy anniversary nearest age 100 (same as 1980 CSO version). This includes the policy fee, monthly expense per thousand charge, monthly mortality and expense risk charge, and all rider charges (except as noted above for SALIR).

Pages 71-75
Policy anniversary through which premium may be paid and through which administrative charges will be assessed.	Premiums may be paid up to policy anniversary nearest age 111. Administrative charges will be taken from premiums paid up to policy anniversary nearest age 111.	Pages 7, 53
Surrender penalty factors	Revised to comply with 2001 CSO tables. Affects base policy and layers, as well as SALIR and rider layers.	Appendix C, pages C-1 – C-4; see also discussions of Surrender Penalty (p.69), Partial Surrenders (p.58), Nonforfeiture Option – Full Surrender (p. 60), and Option to Change the Face Amount (p. 51).
Death Benefit Factors for CVAT version	Revised to comply with 2001 CSO tables. Death Benefit Factor of 1.04 applies for ages 99 and later (no change from 1980 CSO version of the policy).	Appendix B, page B-2
Current smoker monthly deduction rates per $1,000 of net amount at risk	Revised to comply with 2001 CSO tables. Affects base policy and layers, as well as SALIR and rider layers.
Guideline Premiums	Updated to comply with 2001 CSO tables.	Page 39

Type of Change	Description of Change	Page References
Modified Endowment Contract premium limitations	Updated to reflect 2001 CSO tables.	Page 77. See also discussion of Premium Limitations (pp. 54-55).
Net single premiums	Updated to reflect 2001 CSO tables
Fixed Account crediting rates	Any amounts in the unloaned portion of the Fixed Account will earn the minimum interest rate of 3% beginning on policy anniversary nearest age 111.	Statement of Additional Information, page 3
Lapse provision

Modified to reflect extended duration for monthly deductions and to reflect that, beginning at policy anniversary nearest age 111, policy will go into default if loan interest due is greater than the accumulation value net of outstanding loans.

Page 64

Policy anniversary through which premium allocation change charge may be assessed.	Policy anniversary nearest age 111.	Page 70; see also discussion of Allocation of Net Premiums (p.55)
Age after which no adjustment is made for misstatement of age or sex	No adjustments after the insured’s 120th birthday.	Page 49; Statement of Additional Information, page 18
Extended No Lapse Guarantee Rider	Rider will not be available under TransAccumulator VUL II.	Page 65
Extra Surrender Penalty Free Withdrawal Endorsement	Endorsement will not be available under TransAccumulator VUL II.	Page 67
Policy anniversary through which Death Benefit Option may be changed	Policy anniversary nearest age 111.	Page 6
Policy Anniversary through which Reinstatement is allowed.	Policy anniversary nearest age 111.	Page 64

Although the 2001 CSO mortality table extends to age 121, guaranteed monthly deduction rates per $1,000 of net amount at risk will stop at policy anniversary nearest age 111. Other components of the monthly deduction are the policy fee; the monthly expense charge per thousand; the monthly mortality and expense risk charge; and the monthly rider charges. With the exception of the guaranteed monthly deduction rates per $1,000 of net amount at risk under the Supplemental Adjustable Life Insurance Rider, all other charges stop at policy anniversary nearest age 100 (or, for most riders, earlier).

Since the guaranteed monthly deduction rates continue to age 111, premiums will also be allowed to continue to age 111. Administrative charges will apply to premiums paid to age 111.

All references in the prospectus to the Extended No-Lapse Guarantee Rider and the Extra Surrender Penalty Free Withdrawal Endorsement are hereby deleted with respect to TransAccumulator VUL II.

Some correspondence may refer to the product as TransAccumulator VUL.The Tables of Fees and Expenses, below, describe the fees and expenses applicable to TransAccumulator VUL II. For TransAccumulator VUL II policies, the below tables replace the tables in the Prospectus dated October 1, 2008 (pages 12-21).

TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay when buying, owning and surrendering the policy. If the amount of the charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured or owner, as applicable, with the characteristics set forth below. These charges may not be typical of the charges you will pay.
The first table describes the fees and expenses that you will pay at the time that you pay a premium, partially or fully surrender the policy or decrease the face amount of the policy, change allocation elections for premiums or monthly deductions, transfer accumulation value among the investment options, request additional illustrations of your in-force policy, receive an accelerated death benefit, take a policy loan, or reinstate a policy that lapsed with an outstanding loan.

Transaction Fees

Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Administrative Charge for Premiums Allocated to Basic Coverage Segments:	Upon payment of each premium.	7.60%[2] of premiums.	Same as Guaranteed Charge.
Administrative Charge for Premiums Allocated to Supplemental Coverage Segments:	Upon payment of each premium.	8.60%[3] of premiums.	3.60% of premiums in all rider and rider layer years.
Surrender Penalty Factor[4] for Base Policy and Layers:	Upon full surrender, partial surrender in excess of surrender penalty free withdrawal amounts, and decrease in face amount during the first twelve policy or layer years.
Maximum Surrender Penalty Factor[5]:		$ 42.70 per $1,000 of basic coverage face amount.	Same as Guaranteed Charge.
Minimum Surrender Penalty Factor[6]:		$ 11.90 per $1,000 of basic coverage face amount.	Same as Guaranteed Charge.
Representative Insured: Surrender Penalty Factor (for base policy and layers) for a policy insuring a male, age 35 at issue, preferred non-smoker risk class, with $200,000 of total face amount.		$ 21.00 per $1,000 of basic coverage segment face amount.	Same as Guaranteed Charge.

Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Surrender Penalty Factor[4] for supplemental rider coverage and supplemental rider layers:	Upon full surrender, partial surrender in excess of surrender penalty free withdrawal amounts, and decrease in face amount during the first sixteen rider or rider layer years.

Maximum Surrender Penalty Factor[7]:		$ 38.10 per $1,000 of supplemental coverage face amount.	Same as Guaranteed Charge.
Minimum Surrender Penalty Factor[8]:		$ 11.90 per $1,000 of supplemental coverage face amount.	Same as Guaranteed Charge.

Representative Insured: Surrender Penalty Factor during the first rider year for a rider insuring a male, age 46 at issue, preferred non-smoker risk class with $275,000 of total face amount ($250,000-$499,999 band), $225,000 of the total face amount provided under the rider:

		$ 25.90 per $1,000 of supplemental coverage face amount.	Same as Guaranteed Charge.
Premium Allocation Change Charge	On each change of allocation of new premiums.	$25	None. Charge is currently waived.
Monthly Deductions Allocation Election Change Charge	On each change of allocation of monthly deductions.	$25	None. Charge is currently waived.
Transfer Fee	On each transfer after 18 in a policy year.	$25 from transfer amount.	None. Charge is currently waived.
Additional Illustrations Charge	At time of request for each illustration of values in excess of one each policy year.	$25	None. Charge is currently waived.
Accelerated Death Benefit Rider Charge	At time of accelerated payment.	$250 for each accelerated payment.	Same as Guaranteed Charge.
Loan Reinstatement Interest Rate Charge[9]	At time of reinstatement if policy lapsed with an outstanding loan.	8.00% annual effective rate applied to outstanding loan amount at time policy lapsed.	None. Charge is currently waived.

__________________________

1 We may use rates lower than the maximum guaranteed charges. Current charges are the fees and other expenses currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charges.

2 During policy and layer years 1-10, the maximum administrative charge is 7.60% of premiums up to target amount for the basic coverage segment. For premiums in excess of target amount for the basic coverage segment, the maximum administrative charge is 3.60% during policy and layer years 1-10. The maximum administrative charge that applies for all premiums received during policy and layer years 11 and later is 3.60% of premiums. Target amount is an amount established by us that is used to determine the applicable administrative charges to deduct from gross premiums paid. Each coverage segment has its own target amount based on the face amount of the coverage segment, the insured’s sex, the age at issue and underwriting classification. Other factors may also be used.

3 During rider and rider layer years 1-10, the guaranteed maximum administrative charge is 8.60% of premiums up to target amount for the supplemental coverage segment. For premiums in excess of target amount for the supplemental coverage segment, the guaranteed maximum administrative charge is 3.60% during rider and rider layer years 1-10. The guaranteed maximum administrative charge that applies for all premiums received during rider and rider layer years 11 and later is 3.60% of premiums. See note 2, above, for an explanation of target amount.

4 Surrender penalty factors vary separately for each coverage segment based on the insured’s age at issue, sex, underwriting risk classification, including smoker or non-smoker status, and the number of years each coverage segment has been in force. Coverage segments include basic coverage under the base policy and any layers, as well as supplemental coverage under the Supplemental Adjustable Life Insurance Rider and any rider layers. The surrender penalty factors shown in the table may not be representative of the charge you would pay. You can obtain more information about the surrender penalty factors that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports of charges and expenses.

5 The maximum surrender penalty factor applies to a base policy or layer insuring a male, age 63 at issue, who qualifies for our preferred non-smoker risk class. The maximum surrender penalty factor applies during the first policy or layer year.

6 During the first policy or layer year, the minimum surrender penalty factor applies to a base policy or a layer insuring a female, age 0 or 1 at issue, who qualifies for our standard non-smoker risk class.

7 The maximum surrender penalty factor applies to a supplemental coverage rider or rider layer insuring a male, age 59 at issue, who qualifies for our preferred non-smoker risk class. The maximum surrender penalty factor applies during the first rider or rider layer year.

8 During the first rider or rider layer year, the minimum surrender penalty factor applies to a supplemental coverage rider or rider layer insuring a female, age 0 or 1 at issue, who qualifies for our standard non-smoker risk class.

9 Loan interest at an annual effective rate of 8.00% will be charged on the amount of any loan reinstated or repaid upon reinstatement of the policy. Such loan interest will be charged for the period from the date of lapse to the date of reinstatement and will be charged on the amount of the loan (policy debt) outstanding at the time the policy lapsed.

The following table describes the fees and charges that are payable periodically during the time that you own the policy. This does not include portfolio fees and expenses.

Periodic Charges Other than Portfolio Company Operating Expenses

Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed Charge		Current Charge[1]
Monthly Deduction - The Monthly Deduction is comprised of the sum of the following five charges:	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 111th birthday.
1. Monthly Deduction Rate[10] times each $1,000 of net amount at risk[11]for basic coverage.	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 111th birthday.
Maximum monthly deduction rate:		$ 77.0508 times each $1,000 of the net amount at risk.[12]		$ 77.0508 times each $1,000 of the net amount at risk.[13]
Minimum monthly deduction rate[14]:		$ 0.0033 times each $1,000 of the net amount at risk.		Same as Guaranteed Charge.

Representative Insured:

Monthly deduction rate during the first policy year for a policy insuring a male, age 35 at issue, who qualifies for our preferred non-smoker risk class, with $200,000 of total face amount ($100,0000-$249,999 band):

		$ 0.0200 times each $1,000 of the net amount at risk.		Same as Guaranteed Charge.
2. Policy fee:	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 100th birthday.	Policy Years	Amount	$6.00 in all policy years
		1	$6.00
		2+	$10.00

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
3. Monthly Expense Charge Per Thousand[15]is a charge per $1,000 of face amount of the base policy and per $1,000 of face amount of each layer.	Monthly Expense Charge Per Thousand[10] is a charge per $1,000 of face amount of the base policy and per $1,000 of face amount of each layer.		Same as guaranteed charges in policy and layer years 1-5. In policy and layer years 6 and later, current charge is zero.
Maximum monthly expense charge[16]:	$ 4.825 times each $1,000 of face amount for the base policy and for each $1,000 of face amount for each layer, respectively.	Same as Guaranteed Charge.
Minimum monthly expense charge:	$ 0.0648 times each $1,000 of face amount for the base policy and for each $1,000 of face amount for each layer, respectively.[17]	Policy/Layer Years 2-5	Same as Guaranteed Charge.
		Policy/Layer Years 6+	None

Representative Insured: Monthly expense charge during the first policy year for a policy insuring a male, age 35 at issue, qualifying for our preferred non-smoker risk class, with $200,000 of total face amount ($100,000-$249,999 band).

$ 0.3675 times each $1,000 of face amount for the base policy.	Same as Guaranteed Charge.

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge		Current Charge[1]
4. Monthly Mortality and Expense risk charge:	On each monthly policy date starting with the policy date until the policy anniversary nearest the insured’s 100th birthday.	Policy Years 1-10	One twelfth of 0.65% of sub-account accumulation values.	Policy Years 1-10	Same as Guaranteed Charge.
		Policy Years 11-20	One twelfth of 0.40% of sub-account accumulation values.	Policy Years 11-20	One twelfth of 0.15% of sub-account accumulation values.
		Policy Years 21+	One twelfth of 0.25% of sub-account accumulation values.	Policy Years 21+	0.00% of sub-account accumulation values.
5. Monthly Deduction for In-Force Riders
> Accident Indemnity Rider[18]:	On each monthly policy date, until the policy anniversary nearest the insured’s 70th birthday.
Maximum monthly rider charge[19]:		$ 0.16 per $1,000 of accident indemnity face amount.		Same as Guaranteed Charge.
Minimum monthly rider charge[20]:		$ 0.08 per $1,000 of accident indemnity face amount.		Same as Guaranteed Charge.
Representative Insured: Monthly rider charge for a rider insuring a male, age 32 at rider issue:		$ 0.08 per $1,000 of accident indemnity face amount.		Same as Guaranteed Charge.
> Guaranteed Insurability Rider[21]:	On each monthly policy date, until the policy anniversary nearest the insured’s 40th birthday.
Maximum monthly rider charge[22]:		$ 0.13 per $1,000 of option amount elected under the rider.		Same as Guaranteed Charge.
Minimum monthly rider charge[23]:		$ 0.04 per $1,000 of option amount elected under the rider.		Same as Guaranteed Charge.
Representative Insured: Monthly rider charge for rider insuring a male, age 7 at rider issue:		$ 0.05 per $1,000 of option amount elected under the rider.		Same as Guaranteed Charge.

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
> Insurance on Children Rider:	On each monthly policy date until the policy anniversary nearest the insured’s 65th birthday or the youngest child’s 25th birthday, whichever occurs first.	$ 0.45 for each $1,000 of rider coverage.	Same as Guaranteed Charge.
> Supplemental Adjustable Life Insurance Rider (SALIR):
Monthly Deduction Rate[2][4]per $1,000 of net amount at risk for SALIR coverage:

During policy years when rider or rider layer is in effect. Deducted from base policy or layer accumulation value on each monthly policy date, starting on the policy date (if applicable) until the policy anniversary nearest the insured’s 111th birthday.

Maximum monthly deduction rate:		$ 77.0508 per $1,000 of the net amount at risk attributable to rider or a rider layer. [25]	$ 35.4750 per $1,000 of the net amount at risk attributable to rider or a rider layer.[26]
Minimum monthly deduction rate[27]:		$ 0.0033 per $1,000 of the net amount at risk attributable to rider or a rider layer.	Same as Guaranteed Charge.

Representative Insured: Monthly deduction rate during the first rider year, insuring a male, age 46 at issue, qualifying for our preferred non-smoker risk class, with $275,000 of total face amount ($250,000-$499,999 band), $225,000 of the total face amount provided under the rider:

		$0.0533 per $1,000 of the net amount at risk attributable to rider.	Same as Guaranteed Charge.

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Monthly Expense Charge Per Thousand[28] of face amount of the Supplemental Adjustable Life Insurance Rider or rider layer:

During policy years when rider or rider layer is in effect. Deducted from base policy or layer accumulation value on each monthly policy date, starting on the policy date (if applicable) until the policy anniversary nearest the insured’s 100th birthday.

Maximum monthly expense charge:		$ 4.8733 per $1,000 of face amount for the supplemental coverage or rider layer.[29]	None.
Minimum monthly expense charge:		$ 0.0655 per $1,000 of face amount for the supplemental coverage or rider layer.[30]	None.

Representative Insured: Monthly expense charge during the first rider or rider layer year insuring a male, age 46 at issue, qualifying for our preferred non-smoker risk class, on a policy with $275,000 of total face amount ($250,000-$499,999 band), $225,000 of the total face amount provided under the rider:

		$ 0.6239 per $1,000 of face amount for the supplemental rider coverage.	None.
> Waiver Provision Rider[3][1]:	On each monthly policy date, until the policy anniversary nearest the insured’s 60th birthday.
Maximum monthly rider charge[32]:		$ 0.33 per $1,000 of net amount at risk on each coverage segment.	Same as Guaranteed Charge.
Minimum monthly rider charge[33]:		$ 0.01per $1,000 of net amount at risk on each coverage segment.	Same as Guaranteed Charge.
Representative Insured: Monthly rider charge in the first rider year for a rider insuring a male, age 31 at rider issue, qualifying for a standard non-smoker classification on the rider:		$ 0.02 per $1,000 of net amount at risk on each coverage segment.	Same as Guaranteed Charge.

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
> Additional Waiver Provision Rider Charge applicable to Guaranteed Insurability Rider[34]:	On each monthly policy date, until the policy anniversary nearest the insured’s 40th birthday if both Guaranteed Insurability Rider and Waiver Provision Rider are in force on policy.
Maximum monthly rider charge[35]:		$ 0.04 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.
Minimum monthly rider charge[36]:		$$ 0.01 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.
Representative Insured: Monthly rider charge for a rider insuring a male, age 6 at rider issue:		$ 0.01 per $1,000 of option amount elected under the rider.	Same as Guaranteed Charge.
Net Loan Interest Charges[39]	While policy loan is outstanding.	1.25%	1.00%

For information concerning compensation paid for the sale of the policies, see Distribution.

_________________________________

10 Monthly deduction rates vary based on insured’s age at issue, sex, and underwriting classification (including, for current charges only, smoker or non-smoker status), adjusted for any extra ratings and age of the policy and each layer. Extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines. Different rates may apply to the base policy and to each layer, respectively. The current rate for the base policy or a layer is guaranteed for the first policy or layer year. The monthly deduction rate times each $1,000 of net amount at risk shown in the table may not be representative of the charges you will pay. You can obtain more information about the monthly deduction rate times each $1,000 of net amount risk that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

11 Net amount at risk is the difference between (a) the death benefit multiplied by the monthly death benefit discount factor and (b) the accumulation value. For purposes of determining the monthly deduction, the net amount at risk is determined separately for the base policy total amount and the layer total amount, based on the portion of the death benefit attributable to each.

12 The maximum monthly deduction rate shown will apply on all policies during the policy or layer year in which the insured is age 110. The maximum monthly deduction rate shown may also apply in earlier policy or layer years if the policy is issued with extra ratings. See note 10, above, for an explanation of extra ratings.

13 The maximum current monthly deduction rate shown will apply during the twentieth policy or layer year for a base policy or layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class. The maximum charge will be higher for policies on which extra ratings apply. See note 10, above, for an explanation of extra ratings.

14 The minimum monthly deduction rate shown will apply during the first policy or layer year for a base policy or layer insuring a female, age 3 at issue, qualifying for our preferred non-smoker risk class.

15 The monthly expense charge per thousand varies based on the total face amount of the policy, the insured’s age at issue, sex, underwriting classification (including smoker or non-smoker status), and age of the policy and each layer, respectively. The charge may differ for the base policy and each layer, respectively. The monthly expense charge per thousand shown in the table may not be representative of the charge you would pay. You can obtain more information about the monthly expense charge per thousand that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

16 The maximum monthly expense charge per thousand shown will apply during the first policy or first layer year for a base policy or layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class, with a total policy face amount of $25,000 ($25,000-$99,999 band).

17 The minimum monthly expense charge per thousand shown will apply during the second and subsequent policy or layer years for guaranteed charges, and during the second through fifth policy or layer years for current charges, for a base policy or layer insuring a female, age 0 at issue, qualifying for our preferred non-smoker risk class, with a total policy face amount of $3,000,000 ($3,000,000 and above band).

18 Charge for the Accident Indemnity Rider is based on the insured’s age at rider issue and remains level thereafter. The rider monthly deduction charge per $1,000 of accident indemnity coverage shown in the table may not be representative of the charge you would pay. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

19 The maximum monthly rider charge shown will apply for a rider insuring an individual, age 65 at rider issue.

20 The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 5 through 39 at rider issue.

21Charge for the Guaranteed Insurability Rider is based on the insured’s age at rider issue (and, in California, the insured’s sex) and remains level thereafter. The monthly deduction charge per $1,000 of the option amount elected under the rider shown in the table may not be representative of the charge you would pay. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

22The maximum monthly rider charge shown will apply for a rider insuring an individual, age 32 or 33 at rider issue. (In California, the maximum charge applies to a male insured.)

23The minimum monthly rider charge shown will apply for a rider insuring individuals, ages 0 through 5 at rider issue. (In California, a lower minimum monthly rider charge will apply for a female insured, age 0 or 1 at rider issue.)

24 Monthly deduction rates vary based on the insured’s age at issue, sex, underwriting classification (including, for current charges only, smoker or non-smoker status), adjusted for any extra ratings, and age of the rider or rider layer. The monthly deduction rate per $1000 of net amount at risk shown in the table may not be representative of the charge that you will pay. You can obtain more information about the monthly deduction rate per $1,000 of net amount risk that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

25The maximum guaranteed monthly deduction rate shown will apply to all policies during the rider or rider layer year in which the insured is age 110. The maximum monthly deduction rate shown may also apply in earlier rider or rider layer years if the coverage segment is issued with extra ratings. See note 10, above, for an explanation of extra ratings.

26The maximum current monthly deduction rate shown will apply during the twentieth rider or rider layer year for a rider or rider layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class. The maximum charge will be higher for policies on which extra ratings apply. See note 10, above, for an explanation of extra ratings.

27The minimum monthly deduction charge shown will apply during the first rider or rider layer year for a rider or rider layer insuring a female, age 3 at issue, qualifying for our preferred non-smoker risk class.

28The monthly expense charge per thousand of face amount of the supplemental rider or rider layer face amount varies based on the total face amount of the policy, the insured’s age at issue, sex, underwriting classification (including smoker or non-smoker status), and age of the rider and each rider layer. Different rates may apply to the rider and to each rider layer, respectively. The monthly expense charge per thousand of face amount shown in the table may not be representative of the charge you would pay. You can obtain more information about the monthly expense charge per $1000 of rider face amount that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

29The maximum monthly expense charge per thousand shown will apply during the first rider or rider layer year for a rider or rider layer insuring a male, age 80 at issue, qualifying for our standard smoker risk class, on a policy with a total face amount of $25,000 ($25,000-$99,999 band).

30 The minimum monthly expense charge per thousand shown will apply during the second and subsequent rider or rider layer year for a rider or rider layer insuring a female, age 0 at issue, qualifying for our preferred non-smoker risk class, on a policy with a total face amount of $3,000,000 ($3,000,000 and above band).

31 The charge for the Waiver Provision Rider varies based on the insured’s attained age, sex, and smoker or non-smoker status on the base policy, and any extra ratings applicable to the rider coverage. Extra ratings are additional charges assessed with respect to riders insuring individuals considered to have higher risks of becoming totally disabled based on our underwriting standards and guidelines. The monthly deduction rate per $1,000 of net amount at risk shown in the table may not be representative of the charge that you will pay. You can obtain more information about the rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

32The maximum charge applies for a rider covering a male insured, classified as a smoker, qualifying for our standard risk classification for the rider, during the policy year in which the insured has attained age 59. Higher charges will apply if the rider is issued with extra ratings. See note 31, above, for an explanation of extra ratings.

33The minimum charge applies for a rider covering a male insured whose attained age is less than 30 or a female insured whose attained age is less than 29.

34An additional charge for Waiver Provision Rider associated with the option amount elected under the Guaranteed Insurability Rider will be assessed if the policy includes both the Waiver Provision Rider and the Guaranteed Insurability Rider. The additional charge varies based on the insured’s age at rider issue and sex. The monthly deduction charge per $1,000 of additional Waiver Provision Rider based on the option amount elected under the Guaranteed Insurability Rider shown in the table may not be representative of the charge you would pay. You can obtain more information about rider charges that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

35The maximum charge shown applies to a rider issued with a standard risk classification, insuring a female, ages 24 through 33 at rider issue.

36The minimum charge shown applies to a rider issued with a standard risk classification, insuring a female, age 0 at rider issue or a male, ages 0 through 13 at rider issue.

37The net loan interest charges are the difference between the loan interest rate charged and the rate at which we credit interest with respect to the outstanding loan. While a policy loan is outstanding, loan interest accrues daily and is charged in arrears on the next policy anniversary or, if earlier, on the date of loan repayment; or on the lapse, surrender, or termination of the policy; or on the date of the insured’s death. Loan interest is charged at an annual effective rate of 8.00% for both regular loans and preferred loans. In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily. Interest is earned with respect to regular loans at an annual effective rate of 6.75% on a guaranteed basis and 7.00% on a current basis. Interest is earned with respect to preferred loans at an annual effective rate of 7.75% on a guaranteed basis and 8.00% on a current basis. As a result, the net loan interest charges for a regular loan are 1.25% (8.00% minus 6.75%) on a guaranteed basis and 1.00% (8.00% minus 7.00%) on a current basis. The net loan interest charges for a preferred loan are 0.25% (8.00% minus 7.75%) on a guaranteed basis and 0.00% (8.00% minus 8.00%) on a current basis.

Page B2 of Appendix B is replaced with the table, below, for TransAccumulator VUL II policies.

DEATH BENEFIT FACTORS for CASH VALUE ACCUMULATION TEST POLICIES

Insured’s Attained Age	Male	Female	Insured’s Attained Age	Male	Female
0	16.07	19.05	50	2.92	3.28
1	15.63	18.50	51	2.82	3.18
2	15.11	17.88	52	2.74	3.08
3	14.59	17.25	53	2.65	2.98
4	14.07	16.64	54	2.57	2.89

5	13.56	16.04	55	2.49	2.81
6	13.08	15.46	56	2.42	2.72
7	12.60	14.91	57	2.35	2.64
8	12.15	14.37	58	2.28	2.57
9	11.71	13.86	59	2.21	2.49

10	11.28	13.36	60	2.15	2.42
11	10.88	12.88	61	2.09	2.36
12	10.49	12.42	62	2.03	2.29
13	10.12	11.98	63	1.98	2.23
14	9.77	11.56	64	1.93	2.17

15	9.44	11.15	65	1.88	2.11
16	9.11	10.75	66	1.83	2.05
17	8.82	10.38	67	1.79	2.00
18	8.53	10.01	68	1.75	1.95
19	8.26	9.67	69	1.71	1.90

20	8.00	9.33	70	1.67	1.85
21	7.75	9.01	71	1.63	1.81
22	7.50	8.69	72	1.59	1.76
23	7.25	8.39	73	1.56	1.72
24	7.02	8.10	74	1.52	1.68

25	6.79	7.81	75	1.49	1.64
26	6.57	7.54	76	1.46	1.61
27	6.36	7.28	77	1.43	1.57
28	6.15	7.02	78	1.41	1.54
29	5.94	6.78	79	1.38	1.50

30	5.75	6.54	80	1.36	1.47
31	5.55	6.31	81	1.31	1.42
32	5.36	6.09	82	1.29	1.39
33	5.18	5.88	83	1.27	1.37
34	5.00	5.68	84	1.25	1.34

35	4.83	5.48	85	1.23	1.32
36	4.67	5.29	86	1.21	1.30
37	4.51	5.11	87	1.20	1.28
38	4.36	4.94	88	1.19	1.26
39	4.21	4.77	89	1.17	1.24

40	4.07	4.60	90	1.16	1.22
41	3.93	4.45	91	1.15	1.20
42	3.80	4.30	92	1.14	1.19
43	3.67	4.15	93	1.13	1.17
44	3.55	4.01	94	1.12	1.15

45	3.43	3.88	95	1.11	1.13
46	3.32	3.75	96	1.10	1.12
47	3.22	3.62	97	1.09	1.10
48	3.11	3.50	98	1.07	1.07
49	3.01	3.39	99	1.04	1.04

FOR ALL ATTAINED AGES AFTER THOSE SHOWN, THE DEATH BENEFIT FACTOR IS 1.04

The following replaces Appendix C in its entirety for TransAccumulator VUL II policies.

[APPENDIX C]

SURRENDER PENALTY

The surrender penalty that will apply on a full surrender of the policy is the total of the surrender penalty calculated for the base policy, the surrender penalty calculated for each layer, if any, and the surrender penalty for each supplemental coverage segment, if any.

To calculate the surrender penalty of the base policy, multiply the surrender penalty factor for the current policy year times the face amount of the base policy divided by $1,000. This is the surrender penalty for the base policy. There is no surrender penalty for the base policy basic coverage after the first 12 policy years.

To calculate the surrender penalty that will apply on a full surrender of each layer, multiply the surrender penalty factor for the current layer year times the face amount of that layer divided by $1,000. This is the surrender penalty for that coverage segment on the layer. There is no surrender penalty for a layer after 12 layer years.

Surrender penalties also apply to coverage, if any, provided under a supplemental adjustable life insurance rider. To calculate the surrender penalty that will apply on a full surrender of the supplemental coverage under the rider, multiply the surrender penalty factor for the current rider year times of the face amount of the supplemental coverage under the rider divided by $1,000. This is the surrender penalty for the rider coverage. There is no surrender penalty for the rider coverage after the first 16 rider years.

To calculate the surrender penalty that will apply on a full surrender of the supplemental coverage under a rider layer, multiply the surrender penalty factor for the current rider layer year times the thousands of face amount of the supplemental coverage under the rider layer divided by $1,000. This is the surrender penalty for the rider layer coverage. There is no surrender penalty for the rider layer coverage after the first 16 rider layer years.

The total of the surrender penalties for the base policy and any layers, plus the surrender penalties for the supplemental coverage, if any, under the supplemental coverage rider and any rider layers, are deducted from the policy's accumulation value, less any policy debt, to determine the net cash value payable upon a full surrender of the policy.

The surrender penalty factors that apply to your policy can be found in your policy data pages. The surrender penalty factors on the base policy and on each layer, as well as on the supplemental coverage rider and on each rider layer, vary by the insured's age at issue, gender, smoker or non-smoker status, and risk class, as well as how long the base policy, layer, supplemental coverage rider or supplemental coverage rider layer, as applicable, has been in force. Age at issue is determined separately for the base policy, each layer, the supplemental coverage rider, and each supplemental coverage rider layer. The smoker or non-smoker status and risk class also may vary among the base policy, each layer, the supplemental coverage rider, and each supplemental coverage rider layer. The surrender penalty factors for the base policy generally decrease each policy year on the policy anniversary. The surrender penalty factors for a layer generally decrease each layer year on the layer's anniversary. The surrender penalty factors for the supplemental coverage rider generally decrease each rider year on the rider's anniversary. The surrender penalty factors for a rider layer generally decrease each rider layer year on the rider layer's anniversary. The surrender penalty factors for any coverage segment are zero after the end of the surrender penalty period for the coverage segment.

A surrender penalty applies to full surrenders, partial surrenders in excess of the surrender penalty free withdrawal amount, and face amount decreases that occur during a surrender penalty period for the base policy, any layer, the supplemental coverage rider or any supplemental coverage rider layer. If the request for a surrender or partial surrender is effective on the last day of a policy year, layer year, rider year, or rider layer year, as applicable, the surrender or partial surrender will be determined using the surrender penalty factor that is effective on the following policy anniversary, layer anniversary, rider anniversary, or rider layer anniversary (the day following the effective date of the surrender or partial surrender).

Example of Surrender Penalty on a “Sample” Policy

The following example shows how the surrender penalty is calculated for a full surrender of a policy. The example assumes that the policy has a base policy face amount of $400,000 and includes a supplemental coverage rider with a rider face amount of $100,000. The total face amount of the policy is, therefore, $500,000. This example assumes that no layers have been added to the policy and, therefore, it also assumes that no rider layers have been added to the rider.

The surrender penalty factors listed below are those that apply on this policy assuming the insured is a male, age 45 on the policy and rider dates, and who qualifies for our preferred, non-smoker underwriting class. This is only an example; see your own policy data page for the surrender penalty factors that apply to your policy

Surrender Penalty Factor for Each $1,000 of
Base Policy Face Amount

Policy Year     Surrender Penalty Factor

Year 1     $25.50
Year 2     $25.00
Year 3     $24.60
Year 4     $24.10
Year 5     $23.70
Year 6     $23.20
Year 7     $22.70
Year 8     $22.20
Year 9     $17.70
Year 10     $13.30
Year 11     $8.80
Year 12     $4.40
Year 13+     $0.00

Surrender Penalty Factor for Each $1,000 of
Supplemental Coverage Ride Face Amount

Policy Year     Surrender Penalty Factor

Year 1     $25.30
Year 2     $24.90
Year 3     $24.40
Year 4     $24.00
Year 5     $23.50
Year 6     $23.10
Year 7     $22.60
Year 8     $22.10
Year 9     $21.60
Year 10     $21.10
Year 11     $20.60
Year 12     $20.10
Year 13     $16.00
Year 14     $12.00
Year 15     $8.00
Year 16     $4.00
Year 17+     $0.00

To determine the amount of the surrender penalty for a full surrender of the policy, you follow these steps:

1.	For the base policy,

a.	Determine the face amount of the base policy;

b.	Divide (a) by $1,000;

c.	Determine the policy year during which the surrender occurs;

d.     Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors for the policy year in (c);

e.     Multiply the result of (b) times (d).

2.	For the supplemental coverage rider:

a.	Determine the face amount of the rider;

b.     Divide (a) by $1,000;

c.     Determine the rider year during which the surrender occurs;

d.	Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors for the policy year in (c); and

e.	Multiply the result of (b) times (d).

Let us assume the policy is surrendered during the 7th policy and rider year.

Following the steps, above, we determine the surrender penalty as follows:

1.     The surrender penalty for the base policy:

a.     The face amount of the base policy is $400,000;

b.	Divide (a) by $1,000; the result is 400 ($400,000 divided by $1,000);

c.	The policy year is Year 7;

d.	The surrender penalty factor for Year 7 is $22.70 for each $1,000 of base policy face amount;

e.	The result of (b) times (d) is $9,080 (400 times $22.70).

2.	The surrender penalty for the rider:

a.	The face amount of the rider is $100,000;

b.	Divide (a) by $1,000; the result is 100 ($100,000 divided by $1,000);

c.	The rider year is Year 7;

d.	The surrender penalty factor for Year 7 is $22.60 for each $1,000 of rider face amount;

e.	The result of (b) times (d) is $2,260 (100 times $22.60).

The full surrender penalty for the policy is $11,340. This is the sum of the surrender penalty for the base policy ($9,080) plus the surrender penalty for the rider ($2,260).

The surrender penalty is deducted from the accumulation value, less any policy debt, to provide the net cash value available on a full surrender.

The method of calculating the surrender penalty for a partial surrender is shown on page 58 of the prospectus under the section entitled Partial Surrenders. The method of calculating the surrender penalty for a face amount decrease is shown on page 51 of the prospectus under the section entitled Option to Change the Face Amount.

Maximum Surrender Penalty Example

The maximum surrender penalty factor for the base policy applies to a policy issued insuring a male, age 63, qualifying for our preferred non-smoker rating class. The maximum surrender penalty factor applies for surrenders, partial surrenders and decreases in face amounts that occur during the first policy year. Listed below are the surrender penalty factors that apply to a policy issued, without riders, to such a person.

Surrender Penalty Factor for Each $1,000 of
Base Policy Face Amount

Policy Year     Surrender Penalty Factor

Year 1     $42.70
Year 2     $41.40
Year 3     $40.00
Year 4     $38.60
Year 5     $37.30
Year 6     $35.90
Year 7     $34.50
Year 8     $33.10
Year 9     $26.40
Year 10     $19.80
Year 11     $13.20
Year 12     $6.60
Year 13+     $0.00

If this hypothetical policy had a face amount of $500,000 of basic coverage, and if it were surrendered during the first policy year, the maximum surrender penalty factor applicable to the TransAccumulator VUL policy would apply and would be $21,350.